UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 13, 2020
Horizon Global Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Drive, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01     Entry into a Material Definitive Agreement.
On March 13, 2020, Horizon Global Corporation (the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) with Encina Business Credit, LLC, as agent for the lenders party thereto. The Loan Agreement provides for an asset-based revolving credit facility in the maximum aggregate principal amount of $75,000,000, subject to customary borrowing base limitations contained therein, which amount may be increased at the Company’s request by up to $25,000,000. A portion of the proceeds received by the Company under the Loan Agreement were used to pay in full all outstanding debt incurred under the Amended and Restated Loan Agreement, dated as of June 30 2015, with Bank of America, N.A., as administrative agent, and the lenders party thereto.

The interest on the loans under the Loan Agreement will be payable in cash at the interest rate of LIBOR plus a margin of 4.00% per annum, subject to a 1% LIBOR floor, provided that if for any reason loans are converted to base rate loans, interest will be paid in cash at a customary base rate plus a margin of 3.00% per annum. There are no amortization payments required under the Loan Agreement. Borrowings under the Loan Agreement mature on the earlier of: (i) March 13, 2023 and (ii) 90 days prior to the maturity of any portion of the debt under the Company’s First Lien Term Loan Credit Agreement or Second Lien Term Loan Credit Agreement (as such terms are defined below) as may be in effect from time to time, unless earlier terminated. All of the indebtedness under the Loan Agreement is and will be guaranteed by the Company and certain of the Company’s existing and future North American subsidiaries and is and will be secured by substantially all of the assets of the Company, such other guarantors, and the borrowers under the Loan Agreement.

Additionally on March 13, 2020, the Company entered into (i) the Ninth Amendment to Credit Agreement (the “First Lien Term Amendment”) with certain financial institutions named on the signature pages thereto, to amend the Term Loan Credit Agreement, dated as of June 30, 2015, by and among the Company, as borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, and (ii) the Second Amendment to Credit Agreement (the “Second Lien Term Loan Amendment”) with Cortland Capital Market Services LLC., as administrative agent (the “Second Lien Term Agent”), and certain other financial institutions named on the signature pages thereto, to amend the Second Lien Term Loan Credit Agreement, dated as of March 15, 2019 (the “Second Lien Term Loan Credit Agreement”), by and among the Company, as borrower, the lenders from time to time party thereto and the Second Lien Term Agent. The First Lien Term Amendment and the Second Lien Term Amendment, among other modifications, amended the financial covenants contained in the First Lien Term Loan Credit Agreement and Second Lien Term Loan Credit Agreement, respectively, and contain an acknowledgement of the lenders party thereto of the transactions relating to the Loan Agreement.

Item 2.02	Results of Operations and Financial Condition.
The Company today issued a press release and will hold a teleconference on March 16, 2020, reporting its financial results for the fourth quarter and full-year ended December 31, 2019. A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference. The press release and a teleconference visual presentation are also available on the Company's website at www.horizonglobal.com.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information regarding the Loan Agreement contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of the Company elected Dennis E. Richardville as the Company’s Chief Financial Officer, effective March 16, 2020.

Mr. Richardville, age 65, served as Vice President and Corporate Treasurer of the Company since January 2020. Prior to joining the Company, Mr. Richardville served as chief financial officer of Dura Automotive Systems, LLC, a global Tier One automotive supplier specializing in the design, engineering and manufacturing of advanced mobility system solutions, from August 2019 to September

2019. Mr. Richardville served as executive vice president and chief financial officer of International Automotive Components Group, SA (“IAC”), a leading global supplier of automotive components and systems, including interior and exterior trim, from April 2012 to December 2019. From 2007 to 2012, Mr. Richardville served as vice president and global corporate controller for IAC. Prior to joining IAC, Mr. Richardville held various finance positions with Lear Corporation, Wesley Industries, Inc., MSX International, Inc. and Hayes Lemmerz International Inc. from 1999 to 2007.

Mr. Richardville’s compensation did not change in connection with his appointment as Chief Financial Officer. Mr. Richardville will continue to: (i) receive his salary at his current annual base rate of $270,000.00; (ii) be eligible to receive an annual short-term cash incentive award based on the performance of the Company, which is targeted at 40% of his base salary for 2020; and (iii) be eligible to receive an annual long-term incentive award under the Company’s Amended and Restated 2015 Equity and Incentive Compensation Plan, which has a target value of 40% of his base salary for 2020. To the extent required, the Company will file an amendment to this Current Report on Form 8-K disclosing any material change to Mr. Richardville’s compensation in connection with his appointment.
In connection with Mr. Richardville’s appointment as the Company’s Chief Financial Officer, Richard J. Jok, who is currently on medical leave and has been serving as the Company’s interim Chief Financial Officer since December 13, 2019, will return to his role as the Company’s Vice President, Financial Planning and Analysis. Matthew J. Meyer will continue to serve as the Company’s principal financial officer through the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”). Mr. Richardville will assume the role of the Company’s principal financial officer immediately following the filing of the 2019 Form 10-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated March 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	March 16, 2020	By:	/s/ Matthew J. Meyer
		Name:	Matthew J. Meyer
		Title:	Chief Accounting and Principal Financial Officer